                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                Current Report


               Filed pursuant to Section 12, 13, or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 28, 1999



                       INTEGRATED CIRCUIT SYSTEMS, INC.
                       --------------------------------
                (Exact name of issuer as specified in charter)



        PENNSYLVANIA                0-19299                23-2000174
(State or Other Jurisdiction        Commission          (I.R.S. Employer
     of Incorporation or            file number          Identification
        Organization)                                        Number)

         2435 BOULEVARD OF THE GENERALS, NORRISTOWN, PENNSYLVANIA 19403
                    (Address of principal executive offices)


                                 (610) 630-5300
              (Registrant's telephone number, including area code)

                                       1
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ITEM 5.  OTHER EVENTS
         ------------

        On January 28, 1999, Integrated Circuit Systems, Inc. (the "Company") issued a press release announcing that a purported class action lawsuit was filed with respect to the Company's recently announced merger agreement. The Company believes that the purported class action lawsuit is without merit. The Company intends to vigorously defend the action.

        A copy of the press release and the complaint are being filed as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

 (c)    Exhibits

99.1    Press release dated January 28, 1999.

99.2 Verified Class Action Complaint filed January 27, 1999 in the Montgomery County, Pennsylvania Court of Common Pleas, Civil Action No. 99-01126.

                                      -2-
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTEGRATED CIRCUIT SYSTEMS, INC.


Date: January 28, 1999  By: /s/ Hock E. Tan
                           -------------------------------------
                           Hock E. Tan
                           Chief Financial Officer
                           and Chief Operating Officer

                                      -3-
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                                 EXHIBIT INDEX


EXHIBIT
  NO.              DESCRIPTION
-------            -----------

99.1           Press release dated January 28, 1999.

99.2 Verified Class Action Complaint filed January 27, 1999 in the Montgomery County, Pennsylvania Court of Common Pleas, Civil Action No. 99-01126.